As filed with the Securities and Exchange Commission on August 6, 2018

File No.: 333-
File No.: 811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

655 Broad Street

Newark, New Jersey 07102

Address of Principal Executive Offices:

(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

655 Broad Street

Newark, New Jersey 071020

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on the 30th day after filing pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered: Shares of AST T. Rowe Price Diversified Real Growth Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
655 Broad Street
Newark, New Jersey 07102
Telephone 888-778-2888

September 5, 2018

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST Columbia Adaptive Risk Allocation Portfolio (the “Target Portfolio”) of the Advanced Series Trust (the “Trust” or “AST”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of the Target Portfolio to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 15, 2018 at 11:00 a.m. Eastern Time.

The Meeting is very important to the future of the Target Portfolio. At the Meeting, the shareholders of the Target Portfolio will be asked to approve or disapprove a Plan of Reorganization of the Target Portfolio (the “Plan”). As more fully explained in the attached Prospectus/Proxy Statement, the Plan provides for the transfer of all of the Target Portfolio’s assets to the AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio”) of the Trust in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Reorganization”). The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

If the Plan is approved and the Reorganization completed, you will beneficially own shares of the Acquiring Portfolio rather than shares of the Target Portfolio. It is expected that the Reorganization, if approved, would be completed on or about January 28, 2019.

The Board of Trustees of the Trust (the “Board”) has approved the Reorganization and recommends that you vote “FOR” the proposal. Although the Board has determined that the proposal is in your best interest, the final decision is yours. The Board considered several factors in reaching its determination to approve the Reorganization, including that:

•                  The contractual and effective investment management fee rates of the Acquiring Portfolio are lower than the contractual and effective investment management fee rates of the Target Portfolio;

•                  The contractual and effective investment management fee rates of the Combined Portfolio will be lower than the contractual and effective investment management fee rates of the Target Portfolio;

•                  The historical net investment performance of the Acquiring Portfolio for the one-year periods ended December 31, 2017 and June 30 2018, and for the six month period ended June 30, 2018, are each higher than that the historical net investment performance of the Target Portfolio over the same periods;

•                  The annualized operating expense ratio of the Acquiring Portfolio for the 12 months ended June 30, 2018 is lower than the annualized operating expense ratio of the Target Portfolio for the same period;

•                  Assuming completion of the Reorganization on June 30, 2018, the pro forma annualized operating expense ratio for the Combined Portfolio is lower than the estimated annualized operating expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The following pages include important information on the proposed Reorganization in a question and answer format. The pages that follow include the full Prospectus/Proxy Statement with detailed information regarding the Reorganization. Please read the full document, including the detailed description of the factors considered by the Board.

Your vote is important no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on the enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may submit your vote by telephone by calling toll-free 800-690-6903 or you may vote over the Internet by going to www.proxyvote.com. Your voting instructions must be received by the Trust prior to November 15, 2018. The Target Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the Target Portfolio, including Target Portfolio shares owned by a participating insurance company in its general account or otherwise, for which instructions are not received from Contract owners will be voted by the participating insurance companies in the same proportion as the votes actually cast by Contract owners on the Reorganization.

By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the proposed Reorganization, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Sincerely,

Timothy Cronin

President
Advanced Series Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Please read the attached Prospectus/Proxy Statement for a complete description of the proposal. However, as a quick reference, the following questions and answers provide a brief overview of the proposal.

Q1. WHY AM I RECEIVING THIS PROXY STATEMENT?

A. You have received these proxy materials and you are being asked to provide voting instructions to your insurance company on the proposal because you are the beneficial owner of shares of the AST Columbia Adaptive Risk Allocation Portfolio (the “Target Portfolio”), which is a series of the Advanced Series Trust (the “Trust” or “AST”). The Target Portfolio is seeking shareholder consideration and approval of an important proposal.

Q2. WHAT PROPOSAL AM I BEING ASKED TO VOTE ON?

A. The purpose of the proxy is to ask you to vote on the reorganization (the “Reorganization”) of the Target Portfolio into the AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio”), which is a series of the Trust. The proposal is recommended by PGIM Investments LLC (“PGIM Investments”) which serves as the sole investment manager of the Acquiring Portfolio and the Target Portfolio and has been approved by the Board of the Trust.

Q3. HOW WILL THE PROPOSAL IMPACT FEES AND EXPENSES?

A. If the proposal is approved, it is expected that the total net expense ratio for the Combined Portfolio will be lower than the total net expense ratio of the Target Portfolio, meaning that shareholders of the Target Portfolio will receive a reduction in the operating expenses that they pay. As a result, it is expected that Combined Portfolio shareholders would benefit from decreased expenses of approximately $55,000 annually. Please read the attached Prospectus/Proxy Statement for a complete description of the fees and expenses.

Q4. HOW WILL THE REORGANIZATION BENEFIT SHAREHOLDERS?

A. The Reorganization is expected to benefit Target Portfolio shareholders for a number of reasons, including:

•                  The contractual and effective investment management fee rates of the Acquiring Portfolio are lower than the contractual and effective investment management fee rates of the Target Portfolio;

•                  The contractual and effective investment management fee rates of the Combined Portfolio will be lower than the contractual and effective investment management fee rates of the Target Portfolio;

•                  The historical net investment performance of the Acquiring Portfolio for the one-year periods ended December 31, 2017 and June 30 2018, and for the six month period ended June 30, 2018, are each higher than that the historical net investment performance of the Target Portfolio over the same periods;

•                  The annualized operating expense ratio of the Acquiring Portfolio for the 12 months ended June 30, 2018 is lower than the annualized operating expense ratio of the Target Portfolio for the same period;

•                  Assuming completion of the Reorganization on June 30, 2018, the pro forma annualized operating expense ratio for the Combined Portfolio is lower than the estimated annualized operating expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

Please read pages 14-24 of the attached Prospectus/Proxy Statement for a complete description of each of the factors the Board considered.

Q5. HAS THE BOARD OF TRUSTEES OF THE TRUST APPROVED THE PROPOSAL?

A. Yes. The Board of Trustees of the Trust (the “Board”) has approved the proposal and unanimously recommends that you vote in favor of the proposal. See pages 14-24 of the attached Prospectus/Proxy Statement for the complete list of factors considered by the Board in making its recommendation.

Q6. WHO IS PAYING FOR THE COSTS OF THIS PROXY STATEMENT?

A. All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates under the Target Portfolio’s and Acquiring Portfolio’s Rule 12b-1 plan.

Q7. HOW MANY VOTES AM I ENTITLED TO SUBMIT?

A. The record date is August 24, 2018. As a Contract owner, you are entitled to give your voting instructions equivalent to one vote for each full share and a fractional vote for each fractional share related to your indirect investment in the Target Portfolio as of the record date.

Q8. WHEN WILL THE SHAREHOLDER MEETING TAKE PLACE?

A. The shareholder meeting (the “Meeting”) is scheduled to take place on November 15, 2018 at 11:00 a.m. Eastern Time.

Q9. HOW DO I VOTE?

A. Your vote is very important. You can vote in the following ways:

•   Attending the Meeting to be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102 and submitting your voting instructions;

•   Completing and signing the enclosed voting instruction card, and mailing it in the enclosed postage paid envelope. Voting instruction cards must be received by the day before the Meeting;

•   Calling toll-free 800-690-6903 and following the instructions. Voting instructions submitted by telephone must be submitted by 11:59 p.m., Eastern Time on the day before the Meeting; or

•   Online at www.proxyvote.com and following the instructions. Voting instructions submitted over the Internet must be submitted by 11:59 p.m. Eastern Time on the day before the Meeting.

Q10. HOW CAN I CHANGE MY VOTING INSTRUCTIONS?

A. Previously submitted voting instructions may be revoked or changed by any of the voting methods described above, subject to the voting deadlines also discussed above.

Q11. WHEN WILL THE PROPOSED REORGANIZATION TAKE PLACE?

A. If approved, the proposed Reorganization is currently expected to go into effect on or about January 28, 2019.

Q12. CAN THE PROXY STATEMENT BE VIEWED ONLINE?

A. Yes. The proxy statement can be viewed at www.prudential.com/variableinsuranceportfolios.

Q13. WHAT IF I HAVE QUESTIONS ON THE PROPOSED REORGANIZATION?

A.  If you require assistance or have any questions regarding the proxy statement, please call 1-800-752-6342 between the hours of 8:00 a.m. and 7:00 p.m. Eastern Time Monday-Thursday, and 8:00 a.m. and 6:00 p.m. Eastern Time on Fridays.

Q14. WILL SHAREHOLDERS BE ALLOWED TO TRANSFER OUT OF THE TARGET PORTFOLIO WITHOUT PENALTY AND WITHOUT BEING REQUIRED TO USE ONE OF THEIR ALLOTTED TRANSFERS?

A. Yes. Shareholders will be allowed one free transfer out of the Target Portfolio during the period within sixty (60) days of the effective date of the Reorganization (i.e., within 60 days before to 60 days after the effective date of the Reorganization).

AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST

655 Broad Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON NOVEMBER 15, 2018

To the Shareholders of the AST Columbia Adaptive Risk Allocation Portfolio, a series of the Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST Columbia Adaptive Risk Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 15, 2018 at 11:00 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I.  To approve a Plan of Reorganization of the Trust on behalf of the Target Portfolio (the “Plan”) and on behalf of the AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the Target Portfolio, on a pro rata basis, of such Acquiring Portfolio Shares to the Target Portfolio’s shareholders in complete liquidation of the Target Portfolio. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust. The Board of Trustees of the Trust (the “Board”) unanimously recommends that you vote in favor of the proposal.

II.  To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement.

The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio by the Acquiring Portfolio and the issuance of Acquiring Portfolio Shares to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this notice. The Board has fixed the close of business on August 24, 2018, as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, or any adjournment thereof, and only holders of record of shares of the Target Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the Target Portfolio is entitled to one vote on the proposal and each fractional share of the Target Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign the enclosed voting instruction card relating to the Meeting and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone or over the Internet as described in the Prospectus/Proxy Statement attached to this notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING 800-690-6903 AND FOLLOWING THE INSTRUCTIONS. YOU MAY ALSO VOTE OVER THE INTERNET AT WWW.PROXYVOTE.COM. YOU

MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of the Advanced Series Trust.

Deborah A. Docs

Secretary

Advanced Series Trust

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED AUGUST 6, 2018

PROXY STATEMENT
for
AST COLUMBIA ADAPTIVE RISK ALLOCATION PORTFOLIO
A SERIES OF THE ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST T. ROWE PRICE DIVERSIFIED REAL GROWTH PORTFOLIO
A SERIES OF ADVANCED SERIES TRUST

Dated September 5, 2018

655 Broad Street
Newark, New Jersey 07102

Reorganization of AST Columbia Adaptive Risk Allocation Portfolio
into AST T. Rowe Price Diversified Real Growth Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting of Shareholders (the “Meeting”) of the AST Columbia Adaptive Risk Allocation Portfolio (the “Target Portfolio”), a series of Advanced Series Trust (the “Trust” or “AST”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of the Target Portfolio into the AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio,” and together with the Target Portfolio, the “Portfolios”), a series of the Trust.

As described in more detail below, the Plan provides for the transfer of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio in a reorganization transaction will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction.  As a result of the Reorganization, the Target Portfolio will be completely liquidated and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of the Target Portfolio as a separate series of the Trust.

The acquisition of assets of the Target Portfolio by the Acquiring Portfolio, assumption of liabilities of the Target Portfolio by the Acquiring Portfolio, and issuance of the Acquiring Portfolio Shares by the Acquiring Portfolio to the Target Portfolio and its shareholders is referred to herein as the “Reorganization.” If the shareholders of the Target Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the Acquiring Portfolio.

The Meeting will be held at the offices of the Trust, 655 Broad Street, Newark, New Jersey 07102, on November 15, 2018, at 11:00 a.m. Eastern Time. The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the Target Portfolio and has fixed the close of business on August 24, 2018 (the “Record Date”) as the record date for determining Target Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record shares of the Target Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement is first being sent to Contract owners on or about September 17, 2018.

The Target Portfolio and the Acquiring Portfolio both serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the Target Portfolio through the Contracts and should consider themselves shareholders of the Target Portfolio for purposes of this Prospectus/Proxy Statement. Each Participating Insurance Company is required to offer Contract owners the opportunity to instruct it, as owner of record of shares held in the Target Portfolio by its separate or general accounts, how it should vote on the Plan at the Meeting and at any adjournments thereof.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of the Acquiring Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. Additional information about the Acquiring Portfolio has been filed with the Securities and Exchange Commission (the “SEC”), including:

• The Summary Prospectus of the Trust relating to the Acquiring Portfolio under file number 033-24962, dated April 30, 2018, which is incorporated herein by reference and is included with, and considered to be a part of, this Prospectus/Proxy Statement.

You may request a free copy of a Statement of Additional Information, dated April 30, 2018, (the “SAI”), relating to the Reorganization or other documents relating to the Trust and the Acquiring Portfolio without charge by calling 800-778-2255 or by writing to the Trust at 655 Broad Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The SEC maintains a website (www.sec.gov) that contains the SAI and other information relating to the Target Portfolio, the Acquiring Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

Page
11	Summary
14	Information About the Reorganization
16	Comparison of Target Portfolio and Acquiring Portfolio
24	Management of the Portfolios
27	Voting Information
28	Additional Information About the Target Portfolio and the Acquiring Portfolio
28	Principal Holders of Shares
29	Financial Highlights
33	Exhibit A: Plan of Reorganization
40	Exhibit B: Advanced Series Trust Summary Prospectus Relating to the AST T. Rowe Price Diversified Real Growth Portfolio dated April 30, 2018

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and the Prospectus for the Acquiring Portfolio (Exhibit B).

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the Target Portfolio for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the Target Portfolio into the Acquiring Portfolio, resulting in a single mutual fund.

As further explained in “Management of the Target Portfolio and the Acquiring Portfolio,” PGIM Investments LLC (“PGIM Investments” or the “Manager”) serves as the sole investment manager to the Target Portfolio and the Acquiring Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.”

Both the Target Portfolio and the Acquiring Portfolio are managed under a manager-of-managers structure, which means that the Manager has engaged each subadviser listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	Subadvisers
AST Columbia Adaptive Risk Allocation Portfolio	Columbia Management Investment Advisers, LLC (“Columbia”)
AST T. Rowe Price Diversified Real Growth Portfolio	T. Rowe Price Associates, Inc., T. Rowe Price International, Ltd., T. Rowe Price Japan, Inc. and T. Rowe Price Hong Kong, Limited (collectively, “T. Rowe Price”)

Comparison of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to pursue consistent total returns by seeking to allocate risks across multiple asset classes. The investment objective of the Acquiring Portfolio is to seek long-term capital appreciation and secondarily, income. The investment objective of the Target Portfolio and the Acquiring Portfolio are non-fundamental, meaning that the investment objectives can be changed with Board approval.

The Portfolios also have similar principal investment strategies. Both the Target Portfolio and the Acquiring Portfolio are diversified funds. A description of the Portfolios’ principal strategies follows. The Portfolios also have similar principal investment strategies in that the Target Portfolio and the Acquiring Portfolio each utilize an asset allocation strategy that invests in equity and fixed income securities. The Target Portfolio achieves its investment objective by allocating portfolio risk across multiple asset classes in US and non-US markets with the goal of generating consistent risk-adjusted returns, while the Acquiring Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. The Acquiring Portfolio normally invests approximately 75% of its total assets in equity securities, which can range from 60-90% and also normally invests 25% in fixed income securities, which can range from 10-40%. Both the Target Portfolio and the Acquiring Portfolio may also invest in derivatives. After the Reorganization is completed, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The principal risks associated with the Acquiring Portfolio are similar to those of the Target Portfolio, and include asset allocation risk, asset-backed and/or mortgage-backed securities risk, derivatives risk, emerging markets risk, equity securities risk, exchange-traded funds risk, expense risk, fixed income securities risk, foreign investment risk, high yield risk, market and management risk, market capitalization risk, real estate risk and regulatory risk. The Target Portfolio is also subject to commodity risk, exchange-traded notes risk, fund of funds risk, inflation-protected securities risk, liquidity and valuation risk, non-diversification risk, portfolio turnover risk, quantitative model risk, restricted securities risk, short sales risk, sovereign debt securities risk and US government risk, while the Acquiring Portfolio is also subject to economic and market events risk, investment style risk, large company risk and real asset risk as additional principal risks. Detailed descriptions of the principal risks associated with the Target Portfolio and the Acquiring Portfolio are set forth in (i) this Prospectus/Proxy Statement under the caption “Comparison of the Target Portfolio and the Acquiring Portfolio—Principal Risks of the Portfolios;” and (ii) the prospectus for the Acquiring Portfolio attached as Exhibit B to this Prospectus/Proxy Statement.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that the value of the Combined Portfolio’s investments, and therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Comparison of Investment Management Fees and Total Fund Operating Expenses

The contractual and current effective investment management fee rates for the Acquiring Portfolio are currently lower than the contractual and current effective investment management fee rates for the Target Portfolio, and they are expected to remain lower after the Reorganization is completed. Contractual investment management fees are the management fees paid to the Manager and do not reflect any waivers or reimbursements. Effective investment management fees are the management fees paid to the Manager that take into account any applicable waiver or reimbursement. Additionally, based on the current assets under management for each of the Portfolios as of June 30, 2018, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the estimated annualized total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization. This means that Target Portfolio shareholders will receive a reduction in total net expense ratios.

The following table describes the fees and expenses that owners of certain annuity contracts and variable life insurance policies (the “Contracts”) may pay if they invest in the Target Portfolio as well as the projected fees and expenses of the Acquiring Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	Target Portfolio	Acquiring Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*	NA*
Redemption Fee	NA*	NA*	NA*
Exchange Fee	NA*	NA*	NA*

* Because shares of both the Target Portfolio and the Acquiring Portfolio are purchased through the Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

	Target Portfolio(1)		Acquiring Portfolio(2)		Combined portfolio (Pro Forma Surviving)(3)
Management Fees	0.94%		0.73	%(4)	0.73	%(4)
Distribution and/or Service Fees (12b-1 Fees)	0.25%		0.25%		0.25%
Other Expenses	0.76%		0.87%		0.70%
Acquired Fund Fees and Expenses	0.14%		0.06%		0.06%
Total Annual Portfolio Operating Expenses	2.09%		1.91%		1.74%
Fee Waiver and/or Expense Reimbursement	(0.77	)%(5)	(0.86	)%(6)	(0.69)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.32%		1.05%		1.05	%*

(1) Based on the average daily net assets of $20.5 million for the Target Portfolio for the 12-month period ended June 30, 2018.

(2) Based on the average daily net assets of $57.7 million for the Acquiring Portfolio for the 12-month period ended June 30, 2018.

(3) Assumes completion of the Reorganization on June 30, 2018.  The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $78.2 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended June 30, 2018).

(4) The contractual management fee for the Acquiring Portfolio is 0.7325% of average daily net assets to $300 million; 0.7225% on next $200 million of average daily net assets; 0.7125% on next $250 million of average daily net assets; 0.7025% on next $2.5 billion of average daily net assets; 0.6925% on next $2.75 billion of average daily net assets; 0.6625% on next $4 billion of average daily net assets; 0.6425% over $10 billion of average daily net assets. The same contractual management fee rates will apply to the Combined Portfolio.

(5) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Target Portfolio so that the Target Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.28% of the Target Portfolio’s average daily net assets through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

(6) The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2020. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio’s investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Acquiring Portfolio’s average daily net assets through June 30, 2020. These arrangements may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

* To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Combined Portfolio’s average daily net assets through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Expense Examples

The examples assume that you invest $10,000 in each of the Portfolios for the time periods indicated. The examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect other than the contractual expense cap for the Combined Portfolio (Pro Forma Surviving). These examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Portfolio*	$134	$581	$1,053	$2,360
Acquiring Portfolio*	107	517	952	2,163
Combined Portfolio (Pro Forma Surviving)*	107	481	879	1,994

*  Based on total annual operating expense ratios reflected in the summary section of this Prospectus/Proxy Statement entitled “Annual Portfolio Operating Expenses.”

Reorganization Details and Reasons for the Reorganization

Assuming completion of the Reorganization, shareholders of the Target Portfolio will have their shares exchanged for shares of the Acquiring Portfolio of equal dollar value based upon the value of the shares at the time the Target Portfolio’s assets are transferred to the Acquiring Portfolio and the Target Portfolio’s liabilities are assumed by the Acquiring Portfolio. After the transfer of assets, assumption of liabilities, and exchange of shares have been completed, the Target Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the Target Portfolio and will become a beneficial shareholder of the Acquiring Portfolio.

Both the Target Portfolio and the Acquiring Portfolio serve as underlying mutual funds for the Contracts issued by “Participating Insurance Companies.” Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement.

For the reasons set forth in the “Information About the Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each of the Portfolios, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of the Advanced Series Trust, on behalf of the Target Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In deciding whether to vote to approve the Plan, you should consider the information considered by the Board and the information provided in this Prospectus/Proxy Statement.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the Target Portfolio and the Acquiring Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Manager, the Board, including all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), has unanimously approved the Reorganization. The Board also unanimously recommends that the beneficial shareholders of the Target Portfolio approve the Reorganization. The Board also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each of the Portfolios, and that the interests of the shareholders of each of the Portfolios would not be diluted as a result of the Reorganization.

The Manager provided the Board with detailed information regarding each of the Portfolios, including its investment management fee, total expenses, asset size, and performance. At a meeting held on July 23, 2018, the Board considered:

•                  The contractual and effective investment management fee rates of the Acquiring Portfolio are lower than the contractual and effective investment management fee rates of the Target Portfolio;

•                  The contractual and effective investment management fee rates of the Combined Portfolio will be lower than the contractual and effective investment management fee rates of the Target Portfolio;

•                  The historical net investment performance of the Acquiring Portfolio for the one-year periods ended December 31, 2017 and June 30 2018, and for the six month period ended June 30, 2018, are each higher than that the historical net investment performance of the Target Portfolio over the same periods;

•                  The annualized operating expense ratio of the Acquiring Portfolio for the 12 months ended June 30, 2018 is lower than the annualized operating expense ratio of the Target Portfolio for the same period;

•                  Assuming completion of the Reorganization on June 30, 2018, the pro forma annualized operating expense ratio for the Combined Portfolio is lower than the estimated annualized operating expense ratio for the Target Portfolio;

•                  The Acquiring Portfolio is larger than the Target Portfolio;

•                  The investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar; and

•                  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the Target Portfolio immediately prior to the Reorganization.

The Manager also provided, and the Board considered, information regarding potential benefits for the Manager and its affiliates from the Reorganization. The Manager estimates that its net revenue will decrease as a result of the Reorganization. In considering these matters, the Board also considered that Combined Portfolio shareholders would benefit from decreased expenses (approximately $55,000 annually) and from other aspects of the Reorganization noted above.

The Manager provided and the Board considered any potential adverse impact to shareholders as a result of the Reorganization. In connection with the Reorganization, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions. Any costs for transactions prior to the Reorganization will be borne by Target Portfolio shareholders and any costs for transactions after the Reorganization will be borne by Combined Portfolio shareholders.

For the reasons discussed above, the Board of Trustees of the Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the Target Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the Target Portfolio with one or more portfolios of the Trust other than the Acquiring Portfolio, or unaffiliated funds, or the liquidation of the Target Portfolio.

Closing of the Reorganization

If shareholders of the Target Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place, which is presently expected to occur on or about January 28, 2019. This is called the “Closing Date.” If the shareholders of the Target Portfolio do not approve the Plan, the Reorganization will not take place for the Target Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the Target Portfolio approve the Plan, the Target Portfolio will deliver to the Acquiring Portfolio all of its assets on the Closing Date, the Acquiring Portfolio will assume all of the liabilities of the Target Portfolio on the Closing Date, and the Acquiring Portfolio will issue the Acquiring Portfolio Shares to the Target Portfolio. The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the Target Portfolio will beneficially own shares of the Acquiring Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the Target Portfolio. The stock transfer books of the Target Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the Target Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the Closing Date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the Target Portfolio.

Expenses of the Reorganization

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by Prudential Annuities Distributors, Inc. or its affiliates under the Target Portfolio’s and Acquiring Portfolio’s Rule 12b-1 plan. The estimated expenses for the proxy statement, including printing and mailing, the shareholder meeting, any proxy solicitation expenses, counsel fees, prospectus updates and proxy solicitation is $13,000.

Certain Federal Income Tax Considerations

Both Portfolios are treated as partnerships for U.S. federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in one of the Portfolios, including the application of state and local taxes.

Each of the Portfolios complies with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete the Reorganization that the Portfolios will have received an opinion from Goodwin Procter LLP, counsel to the Portfolios, based upon representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, both Portfolios are treated as partnerships for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of the Target Portfolio and the Acquiring Portfolio relating to the Reorganization, for U.S. federal income tax purposes under Sections 721 and 731 of the Code and related Code Sections (references to “shareholders” are to the Participating Insurance Companies):

1.  The transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for the Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

2.  The shareholders of the Target Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for Acquiring Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the Target Portfolio upon the transfer of its assets to the Acquiring Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption by the Acquiring Portfolio of the liabilities, if any, of the Target Portfolio. In addition, no gain or loss should be recognized by the Target Portfolio on the distribution of such Acquiring Portfolio Shares to the shareholders of the Target Portfolio (in liquidation of the Target Portfolio).

4.  No gain or loss should be recognized by the Acquiring Portfolio upon the acquisition of the assets of the Target Portfolio in exchange solely for Acquiring Portfolio Shares and the assumption of the liabilities, if any, of the Target Portfolio.

5.  The Acquiring Portfolio’s tax basis for the assets acquired from the Target Portfolio should be the same as the tax basis of these assets when held by the Target Portfolio immediately before the transfer, and the holding period of such assets acquired by the Acquiring Portfolio should include the holding period of such assets when held by the Target Portfolio.

6.  A Target Portfolio shareholder’s tax basis for the Acquiring Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the Target Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the Acquiring Portfolio Shares to be received by the shareholders of the Target Portfolio should include the holding period of their Target Portfolio shares exchanged therefor, provided such shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the Target Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of Acquiring Portfolio Shares

The Acquiring Portfolio Shares to be distributed to Target Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the Target Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

The Target Portfolio and the Acquiring Portfolio are each organized as a series of a Massachusetts business trust. There are no material differences between the rights of shareholders of the Portfolios.

COMPARISON OF TARGET PORTFOLIO AND ACQUIRING PORTFOLIO

Additional information regarding the Acquiring Portfolio’s investments and risks, the management of the Acquiring Portfolio, the purchase and sale of Acquiring Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

As provided in more detail below, the investment objectives and principal investment strategies of the Target Portfolio and the Acquiring Portfolio are similar. The Target Portfolio and the Acquiring Portfolio each utilize an asset allocation strategy that invests in equity and fixed income securities.

	Target Portfolio	Acquiring Portfolio
Investment Objective:	The investment objective of the Target Portfolio is to is to pursue consistent total return by seeking to allocate risks across multiple asset classes.	The investment objective of the Acquiring Portfolio is to seek long-term capital appreciation and secondarily, income.

Principal Investment Strategies:

The Target Portfolio, under normal circumstances, seeks to achieve its investment objective by allocating portfolio risk across multiple asset classes in US and non-US markets with the goal of generating consistent risk-adjusted returns. For these purposes, risk is the expected volatility (i.e., dispersion of returns) of a security, market, index or asset class, as determined by the Target Portfolio’s subadviser.

The Target Portfolio employs quantitative and fundamental methods to identify distinct market environments and creates a strategic risk allocation for each environment that is intended to generate attractive risk-adjusted returns in that environment. Allocations of risk to asset classes may differ significantly across market environments. In addition to strategic risk allocations based on the market environment, the subadviser may make tactical adjustments within and among asset classes and pursue opportunistic strategies in response to changing market, economic or other conditions.

The Target Portfolio may use a variety of security and instrument types to gain exposure to equity securities, inflation-hedging assets, and fixed income securities (generally consisting of fixed income securities issued by governments, which are referred to as interest rate assets, and other fixed income securities, which are referred to as spread assets).

The Target Portfolio may invest in securities and instruments issued by both US and non-US entities, including issuers in emerging market countries. The Target Portfolio may also invest in currencies. The Target Portfolio may invest in companies that have market capitalizations of any size.

The Target Portfolio may invest in fixed income securities of any maturity (and does not seek to maintain a particular dollar-weighted average maturity) and of any credit quality, including investments that are rated below investment-grade or are deemed to be of comparable quality (commonly referred to as “high yield securities” or “junk bonds”).

The Target Portfolio may invest in privately placed and other securities or instruments that are purchased and sold pursuant to Rule 144A or other exemptions under the Securities Act of 1933, as amended (the 1933 Act),

The Acquiring Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. In pursuing its investment objective, the Acquiring Portfolio invests, under normal circumstances, approximately 75% of its total assets in equity securities and 25% in fixed income securities. This mix may vary over shorter time periods; under normal circumstances, the equity portion may range between 60-90% and the fixed income portion may range between 10-40%. The Acquiring Portfolio invests primarily in common stock of larger, more established companies, which are defined as companies with a market capitalization above $3 billion. The Acquiring Portfolio may also invest in securities of smaller-sized companies. Larger, more established companies are defined as companies with a market capitalization above $3 billion, whereas small and medium-sized companies are defined as having a maximum market capitalization of $3 billion. Up to 40% of the total Acquiring Portfolio may be invested in non-US dollar denominated equity securities. Up to 20% of the total Acquiring Portfolio may be allocated to a real assets equity segment. The real assets equity segment invests in stocks of companies that derive a significant portion of their income from real assets. Real assets are characterized by the fact that they are tangible, such as commodities. The fixed income portion of the Acquiring Portfolio is allocated among investment grade securities (50-100% of the bond portion). The Acquiring Portfolio may also invest up to 50% of the fixed income portion in a combination of high yield or “junk” bonds, non-US dollar denominated bonds and/or emerging market debt securities. A portion of the fixed income holdings may also include TIPS, or Treasury Inflation-Protected Securities, TBAs (“to be announced”) and various investment companies in accordance with regulatory limits. The Acquiring Portfolio may invest up to 10% of the total portfolio in cash reserves. Cash reserves may consist of US-dollar and non US-dollar denominated securities and money market vehicles. The Acquiring Portfolio’s maximum combined exposure to non-US dollar denominated equity and fixed income securities is 50% of the Acquiring Portfolio’s net assets. The Acquiring Portfolio may also invest in derivative instruments for both investment and hedging purposes.

The Acquiring Portfolio’s use of options often involves writing (i.e., selling) index call options on a US large-cap stock index in an effort to enhance risk-adjusted returns,

subject to liquidity determinations and certain regulatory restrictions.

The Target Portfolio may invest in derivatives, including forward contracts (including forward foreign currency contracts), futures (including currency, equity, index, interest rate and other bond futures), options and swaps (including credit default swaps, credit default swaps indexes, interest rate swaps and total return swaps).

The Target Portfolio may hold a significant amount of cash, money market instruments (which may include investments in one or more affiliated or unaffiliated money market funds or similar vehicles), other high-quality, short-term investments, or other liquid assets for investment purposes or to meet its segregation obligations as a result of its investments in derivatives. In certain market conditions, the Target Portfolio may have no market positions (i.e., the Target Portfolio may hold only cash and cash equivalents) when the subadviser believes it is in the best interests of the Target Portfolio.

The Target Portfolio may invest in the securities and instruments described herein directly or indirectly through investments in other mutual funds, real estate investment trusts, closed-end funds and exchange-traded funds (ETFs) (including both leveraged and inverse ETFs) managed by third parties or the subadviser or its affiliates. Depending on current and expected market and economic conditions, the Target Portfolio may invest all of its assets in underlying funds.

The Target Portfolio’s investment strategy may involve the frequent trading of portfolio securities.

The Target Portfolio is classified as non-diversified under the Investment Company Act of 1940 which means that it may invest a larger percentage of its assets in fewer issuers than a diversified mutual fund.

although the portfolio may buy or sell options for other purposes. This index option overlay strategy is generally designed to provide less overall risk than a pure equity portfolio.

As part of the Acquiring Portfolio’s index option overlay strategy, the Acquiring Portfolio writes short-term S&P 500 Index call options in an effort to lower direct equity exposure and enhance risk adjusted returns, and the Acquiring Portfolio may manage this equity exposure through the use of equity index futures.

In pursuing its investment objective, the Acquiring Portfolio has the discretion to deviate from its normal investment criteria, as previously described, and purchase securities that the Acquiring Portfolio believes will provide an opportunity for substantial appreciation. These situations might arise when the Acquiring Portfolio believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

Analysis of Investment Objectives and Principal Investment Strategies of the Portfolios

The investment objectives of the Target Portfolio and Acquiring Portfolio are similar. The investment objective of the Target Portfolio is to pursue consistent total return by seeking to allocate risks across multiple asset classes, while the investment objective of the Acquiring Portfolio is to seek long-term capital appreciation and secondarily, income. The Portfolios also have similar principal investment strategies in that the Target Portfolio and the Acquiring Portfolio each utilize an asset allocation strategy that invests in equity and fixed income securities. The Target Portfolio achieves its investment objective by allocating portfolio risk across multiple asset classes in US and non-US markets with the goal of generating consistent risk-adjusted returns, while the Acquiring Portfolio invests primarily in a diversified portfolio of equity and fixed income securities. The Acquiring Portfolio normally invests approximately 75% of its total assets in equity securities, which can range from 60-90% and also normally invests 25% in fixed income securities, which can range from 10-40%. Both the Target Portfolio and the Acquiring Portfolio may also invest in derivatives. Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed according to the investment objective and principal investment strategies of the Acquiring Portfolio.

Principal Risks of the Portfolios

The table below compares the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each of the Portfolios. An investment in each of the Portfolios is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each of the Portfolios makes every effort to achieve its objective, it can’t guarantee success.

Principal Risks	Target Portfolio	Acquiring Portfolio

Asset Allocation Risk. The Portfolio’s overall allocations to stocks and bonds, and the allocations to the various asset classes and market sectors within those broad categories, could cause the Portfolio to underperform other funds with a similar investment objective. As a fund that has a larger allocation to equity securities relative to its fixed income allocation, the Portfolio risk of loss and share price fluctuation (and potential for gain) will tend to be more closely aligned with funds investing a greater portion of assets in equity securities and notably more than funds investing primarily in fixed income securities. Additionally, both equity and fixed income securities may decline in value.

	Yes	Yes

Asset-Backed and/or Mortgage-Backed Securities Risk. Asset-backed and mortgage-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables or, in the case of mortgage-backed securities, mortgage loans. Like fixed income securities, asset-backed and mortgage-backed securities are subject to interest rate risk, liquidity risk, and credit risk, which may be heightened in connection with investments in loans to “subprime” borrowers. Certain asset-backed and mortgage-backed securities are subject to the risk that those obligations will be repaid sooner than expected or later than expected, either of which may result in lower than expected returns. Mortgage-backed securities, because they are backed by mortgage loans, are also subject to risks related to real estate, and securities backed by private-issued mortgages may experience higher rates of default on the underlying mortgages than securities backed by government-issued mortgages.

	Yes	Yes

Commodity Risk. The value of a commodity-linked investment is affected by, among other things, overall market movements, factors affecting a particular industry or commodity, and changes in interest and exchange rates and may be more volatile than traditional equity and debt securities.

	Yes	No

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of one or more underlying investments, such as an asset, reference rate, or index. The use of derivatives is a highly specialized activity that involves a variety of risks in addition to and greater than those associated with investing directly in securities, including the risk that: the party on the other side of a derivative transaction will be unable to honor its financial obligation; leverage created by investing in derivatives may result in losses to the Portfolio; derivatives may be difficult or impossible for the Portfolio to buy or sell at an opportune time or price, and may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce or magnify losses but also may reduce or eliminate gains; and the price of commodity-linked derivatives may be more volatile than the prices of traditional equity and debt securities.

	Yes	Yes

Economic and Market Events Risk. Events in the US and global financial markets, including actions taken by the US Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

	No	Yes

Emerging Markets Risk — Target Portfolio Disclosure. The risks of non-US investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.

	Yes	Yes

Emerging Markets Risk — Acquiring Portfolio Disclosure. The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable

Principal Risks	Target Portfolio	Acquiring Portfolio

rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-US investors, or that prevent non-US investors from withdrawing their money at will. Countries with emerging markets can be found in regions such as Asia, Latin America, Eastern Europe and Africa.

Equity Securities Risk. The value of a particular stock or equity-related security held by the Portfolio could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition or the value of the equity markets or a sector of those markets. Such events may result in losses to the Portfolio.

	Yes	Yes

Exchange-Traded Funds (ETF) Risk. An investment in an ETF generally presents the same primary risks as an investment in a mutual fund that has the same investment objectives, strategies and policies. In addition, the market price of an ETF’s shares may trade above or below their net asset value and there may not be an active trading market for an ETF’s shares. The Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down.

	Yes	Yes

Exchange-Traded Notes Risk. Because exchange-traded notes (ETNs) are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Portfolio to the risk that an ETN’s issuer may be unable to pay. In addition, the Portfolio will bear its proportionate share of the fees and expenses of the ETN, which may cause the Portfolio’s operating expenses to be higher and its performance to be lower.

	Yes	No

Expense Risk. The actual cost of investing in the Portfolio may be higher than the expenses shown in the “Annual Portfolio Operating Expenses” table for a variety of reasons, including, for example, if the Portfolio’s average net assets decrease.

	Yes	Yes

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including that: an issuer or guarantor of a security will be unable or unwilling to pay obligations when due; due to decreases in liquidity, the Portfolio may be unable to sell its securities holdings within a reasonable time at the price it values the security or at any price; and the Portfolio’s investment may decrease in value when interest rates rise. Volatility in interest rates and in fixed income markets may increase the risk that the Portfolio’s investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the US are near historic lows. Interest rates may continue to increase in the future, possibly suddenly and significantly, with unpredictable effects on the markets and the Portfolio’s investments. Changes in interest rates may also affect the liquidity of the Portfolio’s investments in fixed income securities.

	Yes	Yes

Foreign Investment Risk. Investments in foreign securities generally involve more risk than investing in securities of US issuers, including: changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; foreign markets generally are more volatile than, and generally are not subject to regulatory requirements comparable to, US markets; foreign financial reporting standards usually differ from those in the US; foreign exchanges are often less liquid than US markets; political or social developments may adversely affect the value of foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds.

	Yes	Yes

Fund of Funds Risk. In addition to the risks associated with the investment in the underlying portfolios, the Portfolio is exposed to the investment objectives, investment risks, and investment performance of the underlying portfolios. The Portfolio is also subject to a potential conflict of interest between the Portfolio and its investment manager(s) and subadviser(s), which could impact the Portfolio. Moreover, the Portfolio will incur its pro rata share of the underlying portfolios’ expenses, which will reduce the Portfolio’s performance.

	Yes	No

High Yield Risk. Investments in fixed income securities rated below investment grade and unrated securities of similar credit quality (i.e., high yield securities or junk bonds) may be more sensitive to interest rate, credit and liquidity risks than investments in investment grade securities, and have predominantly speculative characteristics.

	Yes	Yes
Investment Style Risk. Securities of a particular investment style, such as growth or value, tend to perform differently (i.e., better or worse than other segments of, or the overall,	No	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio

stock market) depending on market and economic conditions and investor sentiment. At times when the investment style is out of favor, the Portfolio may underperform other funds that invest in similar asset classes but use different investment styles.

Inflation-Protected Securities Risk. Inflation-protected debt securities tend to react to changes in real interest rates (i.e., nominal interest rates minus the expected impact of inflation). In general, the price of such securities falls when real interest rates rise, and rises when real interest rates fall. Interest payments on these securities will vary and may be more volatile than interest paid on ordinary bonds. In periods of deflation, the Portfolio may have no income at all from such investments.

	Yes	No

Large Company Risk. Large-capitalization stocks as a group could fall out of favor with the market, causing the Portfolio to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.

	No	Yes

Liquidity and Valuation Risk. The Portfolio may hold one or more securities for which there are no or few buyers and sellers or the securities are subject to limitations on transfer. The Portfolio may be unable to sell those portfolio holdings at the desired time or price, and may have difficulty determining the value of such securities for the purpose of determining the Portfolio’s net asset value. In such cases, investments owned by the Portfolio may be valued at fair value pursuant to guidelines established by the Trust’s Board of Trustees. No assurance can be given that the fair value prices accurately reflect the value of security.

	Yes	No

Market and Management Risk. Markets in which the Portfolio invests may experience volatility and go down in value, and possibly sharply and unpredictably. The investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the intended or desired results. There is no guarantee that the investment objective of the Portfolio will be achieved.

	Yes	Yes

Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the Portfolio may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.

	Yes	Yes

Non-Diversification Risk. The Portfolio is a non-diversified portfolio, and therefore, it can invest in fewer individual companies than a diversified portfolio. Because a non-diversified portfolio is more likely to experience large market price fluctuations, the Portfolio may be subject to a greater risk of loss than a fund that has a diversified portfolio.

	Yes	No

Portfolio Turnover Risk. A subadviser may engage in active trading on behalf of the Portfolio—that is, frequent trading of their securities—in order to take advantage of new investment opportunities or yield differentials. The Portfolio’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities.

	Yes	No

Quantitative Model Risk. The Portfolio and certain underlying portfolios, if applicable, may use quantitative models as part of its investment process. Securities or other investments selected using quantitative methods may perform differently from the market as a whole or from their expected performance for many reasons, including factors used in building the quantitative analytical framework, the weights placed on each factor, and changing sources of market returns. There can be no assurance that these methodologies will produce the desired results or enable the Portfolio to achieve its objective.

	Yes	No

Real Asset Risk. Investments in real asset industries and commodities may subject the Portfolio to greater volatility than investments in traditional securities. The Portfolio’s investments in real asset industries and commodities may lose value as a result of adverse changes in, among other things, exploration and production spending, tax laws and

	No	Yes

Principal Risks	Target Portfolio	Acquiring Portfolio
government regulations, natural forces, global economic cycles, and international politics.

Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments are subject to risks similar to those associated with direct ownership of real estate. Poor performance by the manager of the REIT and adverse changes to or inability to qualify with favorable tax laws will adversely affect the Portfolio. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

	Yes	Yes

Regulatory Risk. The Portfolio is subject to a variety of laws and regulations which govern its operations. The Portfolio is subject to regulation by the SEC, and depending on the Portfolio, the CFTC. Similarly, the businesses and other issuers of the securities and other instruments in which the Portfolio invests are also subject to considerable regulation. A change in laws and regulations may materially impact the Portfolio, a security, business, sector or market.

	Yes	Yes

Restricted Securities Risk. The Portfolio may invest in restricted securities. Restricted securities are subject to legal and contractual restrictions on resale. Restricted securities are not traded on established markets and may be illiquid, difficult to value and subject to wide fluctuations in value. Delay or difficulty in selling such securities may result in a loss to the Portfolio.

	Yes	No

Short Sale Risk. A short sale involves the risk that the price of a borrowed security or derivative will increase during the time the Portfolio has borrowed the security or derivative and the Portfolio will incur a loss equal to the increase in price from the time that the short sale was entered into plus any premiums and interest paid to the third party. Short sales may result in losses that are greater than the cost of the investment. In addition, the third party to the short sale may fail to honor its contract terms, causing a loss to the Portfolio.

	Yes	No

Sovereign Debt Securities Risk. Investing in foreign sovereign debt securities exposes the Portfolio to direct or indirect consequences of political, social or economic changes in the countries that issue the securities. The consequences include the risk that the issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when it becomes due, that the foreign government may default on its debt securities, and that there may be no bankruptcy proceeding by which the defaulted sovereign debt may be collected.

	Yes	No

US Government Securities Risk. US Government securities may be adversely affected by changes in interest rates, a default by, or decline in credit quality of, the US Government, and may not be backed by the “full faith and credit” of the US Government.

	Yes	No

Performance of Target Portfolio

A number of factors, including risk, can affect how the Target Portfolio performs. The information below provides some indication of the risks of investing in the Target Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1 year and since inception of the Target Portfolio will compare with those of a broad measure of market performance. Past performance does not mean that the Target Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

2016	9.65%
2017	13.72%

BEST QUARTER: 5.25% (4th quarter of 2017) WORST QUARTER: -1.49% (4th quarter of 2016)

Average Annual Returns (as of 12/31/17)

	1 YEAR	SINCE INCEPTION (7/13/15)
Target Portfolio	13.72%	7.74%
MSCI ACWI Index (GD) (reflects no deduction for fees, expenses or taxes)	24.62%	10.68%
Blended Index (reflects no deduction for fees, expenses or taxes)	17.46%	7.99%

Average Annual Returns (as of 6/30/18)

	YEAR TO DATE	1 YEAR	SINCE INCEPTION (7/13/15)
Target Portfolio	-0.08%	7.14%	6.26%
MSCI ACWI Index (GD) (reflects no deduction for fees, expenses or taxes)	-0.13%	11.31%	8.78%
Blended Index (reflects no deduction for fees, expenses or taxes)	-0.61%	7.30%	6.40%

Performance of Acquiring Portfolio

A number of factors, including risk, can affect how the Acquiring Portfolio performs. The information below provides some indication of the risks of investing in the Acquiring Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1 year, 3 years and since inception of the Acquiring Portfolio compare with those of a broad measure of market performance. Past performance does not mean that the Acquiring Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.

Annual Returns

2015	-0.19%
2016	7.32%
2017	18.67%

BEST QUARTER: 5.75% (1st quarter of 2017) WORST QUARTER: -6.90% (3rd quarter of 2015)

Average Annual Returns (as of 12/31/17)

	1 YEAR	3 YEARS	SINCE INCEPTION (4/28/14)
Acquiring Portfolio	18.67%	8.33%	7.89%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	21.82%	11.40%	12.34%
Blended Index (reflects no deduction for fees, expenses or taxes)	18.11%	8.41%	8.18%

Average Annual Returns (as of 6/30/18)

	YEAR TO DATE	1 YEAR	3 YEARS	SINCE INCEPTION (4/28/14)
Acquiring Portfolio	0.30%	8.24%	7.35%	6.99%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	2.65%	14.37%	11.92%	11.48%
Blended Index (reflects no deduction for fees, expenses or taxes)	0.45%	9.25%	7.84%	7.28%

Capitalizations of Target Portfolio and Acquiring Portfolio Before and After Reorganization

The following tables set forth as of June 30, 2018: (i) the capitalization of the Target Portfolio, (ii) the capitalization of the Acquiring Portfolio, and (iii) the capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	Target Portfolio (unaudited)	Acquiring Portfolio (unaudited)	Adjustments		Combined Portfolio (Pro Forma Surviving) (unaudited)
Net assets	$21,654,528	$63,777,659	$—		$85,432,187
Total shares outstanding	1,803,645	4,808,591	(170,573	)(a)	6,441,663
Net asset value per share	$12.01	$13.26	$—		$13.26

(a)  Reflects the change in shares of the Target Portfolio upon conversion into the Acquiring Portfolio. Shareholders of the Target Portfolio would become shareholders of the Acquiring Portfolio, receiving shares of the Acquiring Portfolio equal to the value of their holdings in the Target Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) PGIM Investments, (ii) Columbia, and (iii) T. Rowe Price. Columbia serves as the subadviser to the Target Portfolio and T. Rowe Price serves as the subadviser to the Acquiring Portfolio.

Investment Management Arrangements

The Target Portfolio and the Acquiring Portfolio are managed by PGIM Investments, 655 Broad Street, Newark, NJ 07102. As previously noted, the term Manager is used to refer to PGIM Investments.

As of June 30, 2018, PGIM Investments served as the investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $280.3 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

The Investment Management Agreement between the Manager and the Trust on behalf of the Target Portfolio and the Acquiring Portfolio (the “Management Agreement”), provides that the Manager will furnish the Target Portfolio and the Acquiring Portfolio with investment advice and administrative services subject to the oversight of the Board and in conformity with the stated principal investment strategies of the Target Portfolio and the Acquiring Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure. That means that the Manager has engaged the subadvisers to conduct the investment programs of the Target Portfolio and the Acquiring Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Manager is responsible for monitoring the activities of the subadvisers and reporting on such activities to the Trustees. The Trust has obtained an exemptive order from the SEC that permits the Manager, subject to approval by the Board, to hire or change subadvisers for the Target Portfolio and the Acquiring Portfolio by entering into new subadvisory agreements with affiliated and non-affiliated subadvisers, without obtaining shareholder approval of such changes. This exemptive order (which is similar to exemptive orders granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Manager and the Trustees.

If there is more than one subadviser for the Target Portfolio and the Acquiring Portfolio, the Manager will normally determine the division of the assets for each of the Portfolios among the applicable subadvisers. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Manager deems appropriate. The Manager may, in its discretion, change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the subadvisers and the Manager may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers and the Manager select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Target Portfolio or the Acquiring Portfolio or that certain subadvisers or the Manager may simultaneously favor the same industry. The Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a subadviser buys a security as another subadviser or the Manager sells it, the net position of the Target Portfolio or the Acquiring Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Target Portfolio or the Acquiring Portfolio will have incurred additional costs. The Manager will consider these costs in determining the allocation of assets or cash flows. The Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each of the Portfolios and its shareholders.

A discussion regarding the basis for the Board’s approvals of the Trust’s Management Agreement and the subadvisory agreements are available in the Trust’s semi-annual reports (for agreements approved during the six-month period ended June 30) and in the Trust’s annual reports (for agreements approved during the six-month period ended December 31).

Subadvisers of the Target Portfolio and the Acquiring Portfolio. The Target Portfolio is subadvised by Columbia, and the Acquiring Portfolio is subadvised by T. Rowe Price. The SAI provides additional information about the portfolio managers responsible for the day-to-day management of each of the Portfolios, the portfolio manager’s compensation, other accounts that each portfolio manager manages, and ownership of portfolio securities by each portfolio manager.

Descriptions of the subadvisers and the portfolio managers are set forth below:

Columbia is located at 225 Franklin Street, Boston, Massachusetts 02110 and serves as investment adviser and administrator to the Columbia Funds. Columbia is a registered investment adviser and a wholly-owned subsidiary of Ameriprise Financial, Inc. Columbia’s management experience covers all major asset classes, including equity securities, debt instruments and money market instruments. In addition to serving as an investment adviser to traditional mutual funds, exchange-traded funds and closed-end funds, Columbia acts as an investment adviser for itself, its affiliates, individuals, corporations, retirement plans, private investment companies and financial intermediaries. As of December 31, 2017, Columbia had approximately $353.4 billion in assets under management.

The portfolio managers from Columbia that have primary responsibility for managing the Target Portfolio are Alexandar Wilkinson, CFA, CAIA and Joshua Kutin, CFA. Biographies for Messrs. Wilkinson and Kutin are provided below.

Alexander Wilkinson is a portfolio manager for the Global Asset Allocation Team at Columbia Threadneedle Investments. Mr. Wilkinson joined one of the Columbia Threadneedle Investments firms in 2006 and has been a member of the investment community since then. Prior to joining the Global Asset Allocation Team, he held positions as a senior analyst on the Performance Measurement Team, and as an intermediate analyst with the quantitative strategies group. Mr. Wilkinson received a B.A. in economics from the University of Massachusetts at Amherst. In addition, he holds the Chartered Financial Analyst® and Chartered Alternative Investment Analyst designations.

Joshua Kutin joined Columbia in 2015 as a senior portfolio manager for the Global Investment Solutions Group. Prior to joining Columbia, Mr. Kutin was a portfolio manager on the global asset allocation team at Putnam Investments. Mr. Kutin began his investment career in 1998 and earned a BS from Massachusetts Institute of Technology and an MS in finance from Princeton University.

T. Rowe Price Associates, Inc. (T. Rowe Price) is a wholly-owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price and its affiliates managed approximately $1.01 trillion in assets as of March 31, 2018. T. Rowe Price’s address is 100 East Pratt Street, Baltimore, Maryland 21202.

T. Rowe Price International Ltd (T. Rowe Price International) was organized in 2000 as a United Kingdom corporation and is a wholly owned subsidiary of T. Rowe Price. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd. T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the U.K. Financial Conduct Authority, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan, among other regulators. T. Rowe Price International is headquartered in London at 60 Queen Victoria Street, London EC4N 4TZ United Kingdom, and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and client servicing of non-US clients based in certain Asian countries, including Hong Kong and Taiwan. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia). Price Hong Kong’s address is 1 Connaught Place, Room 2101-2120, Jardine House 21st Floor, Central Hong Kong.

T. Rowe Price Japan, Inc. (T. Rowe Price Japan), a wholly owned subsidiary of T. Rowe Price International, was organized in 2017 as a Japanese corporation and commenced its operation in 2018. Prior to 2018, T. Rowe Price Japan operated as a branch of T. Rowe Price International (T. Rowe Price International — Tokyo Branch). T. Rowe Price Japan is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also licensed with the Japan Financial Services Agency. T. Rowe Price Japan serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International and its affiliates serves as adviser, and provides investment management services for other clients who seek to invest in Japanese securities markets. T. Rowe Price Japan is headquartered in Tokyo at 1-9-2, Marunouchi, Chiyoda-ku, Tokyo, Japan.

T. Rowe has an Investment Advisory Committee that is responsible for the day-to-day management of the Acquiring Portfolio and developing and executing the Acquiring Portfolio’s investment program. Charles M. Shriver, CFA and Toby M. Thompson, CFA, CAIA are Co-Chairmen of the Investment Advisory Committee and are responsible for implementing and monitoring the Acquiring Portfolio’s investment strategy, as well as the allocation of the Acquiring Portfolio’s assets. Biographies for Messrs. Shriver and Thompson are provided below:

Charles M. Shriver is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager for several asset allocation portfolios within the Multi-Asset Division. He is the president of the Global Allocation, Balanced, Spectrum, and Personal Strategy Funds and chairman of their Investment Advisory Committees. Charles is also a member of the Investment Advisory Committee for the Real Assets Fund. He is cochair of the Asset Allocation Committee and has been with the firm since 1991. Charles earned a BA in economics and rhetoric/communications studies from the University of Virginia, an MSF in finance from Loyola University Maryland, and a graduate diploma in public economics from Stockholm University. He has earned the Chartered Financial Analyst designation.

Toby M. Thompson is a vice president of T. Rowe Price Group, Inc. and T. Rowe Price Associates, Inc. He is a portfolio manager within the Multi-Asset Division. He serves as co-portfolio manager of the Managed Volatility Strategy and is a member of the Investment Advisory Committees of the Global Allocation Fund, Balanced Fund, Personal Strategy Funds, and Spectrum Funds. Prior to joining the firm in 2007, he served as director of investments of the I.A.M. National Pension Fund. Before joining the I.A.M. National Pension Fund, Toby was a principal with Brown Investment Advisory, where he worked in fixed income research, served as director of open architecture and asset allocation, and was a member of the firm’s Strategic Investment Committee. Toby earned a BS in business and economics from Towson University and an MBA in finance from Loyola University Maryland. He has earned his Chartered Financial Analyst (CFA) and Chartered Alternative Investment Analyst (CAIA).

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust contains an explanation of the structure of, and method(s) used by each of Columbia and T. Rowe Price to determine portfolio manager compensation. For each such portfolio manager for the Target Portfolio and the Acquiring Portfolio, the SAI of the Trust also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the Target Portfolio’s and Acquiring Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Share Ownership. The SAI of the Trust provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the Target Portfolio, the Acquiring Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Contractual and Effective Investment Management Fee Rates for the Portfolios

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Columbia Adaptive Risk Allocation Portfolio

0.94% of average daily net assets to $300 million;

0.93% on next $200 million of average daily net assets;

0.92% on next $250 million of average daily net assets;

0.91% on next $2.5 billion of average daily net assets;

0.90% on next $2.75 billion of average daily net assets;

0.87% on next $4 billion of average daily net assets;

0.85% over $10 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio

0.7325% of average daily net assets to $300 million;

0.7225% on next $200 million of average daily net assets;

0.7125% on next $250 million of average daily net assets;

0.7025% on next $2.5 billion of average daily net assets;

0.6925% on next $2.75 billion of average daily net assets;

0.6625% on next $4 billion of average daily net assets;

0.6425% over $10 billion of average daily net assets

Assuming completion of the Reorganization and based on the current assets under management for each of the Portfolios as of June 30, 2018, the effective management fee rate for the Combined Portfolio would be 0.73% based on the contractual investment management fee rate of the Acquiring Portfolio. Additionally, as noted earlier, based on the current assets under management for each of the Portfolios as of June 30, 2018, the pro forma annualized total net expense ratio for the Combined Portfolio is lower than the estimated annualized total net expense ratio of the Target Portfolio, and is expected to continue to be lower following completion of the Reorganization.

VOTING INFORMATION

Approval of the Reorganization with respect to the Target Portfolio requires approval by a majority of the outstanding voting securities of the Target Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Target Portfolio’s outstanding voting securities is the lesser of (i) 67% of the Target Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the Target Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Target Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the Target Portfolio beneficially owned at the close of business on the record date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the Target Portfolio, will vote all shares of the Target Portfolio, including Target Portfolio shares owned by a Participating Insurance Company in its general account or otherwise, for which it does not receive instructions from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the respective Proposal, against the respective Proposal, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at a Meeting of the Participating Insurance Companies affiliated with the Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve a Proposal and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Proposal.

How to Vote

You can vote your shares in any one of four ways:

•   By mail, with the enclosed voting instruction card;

•   Over the Internet;

•   In person at the relevant Meeting; or

•   By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the relevant Meeting or adjournment thereof.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the relevant Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. The Board is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TARGET PORTFOLIO
AND THE ACQUIRING PORTFOLIO

Each of the Target Portfolio and the Acquiring Portfolio is a separate series of the Trust, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each of the Portfolios is, in effect, a separate mutual fund.

Additional information about the Acquiring Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the Target Portfolio is included in the prospectus and SAI for the Trust, dated April 30, 2018, and the portions of that prospectus and SAI relating to the Target Portfolio are incorporated herein by reference. Further information about the Acquiring Portfolio is included in the SAI. The SAI is incorporated herein by reference. These documents are available upon request and without charge by calling 800-778-2255 or by writing to the Trust or to AST at 655 Broad Street, Newark, New Jersey 07102.

The Trust, on behalf of the Target Portfolio and the Acquiring Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual report is available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, NY 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, D.C. 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

[As of the Record Date, the Target Portfolio had [   ] shares outstanding. As of the Record Date, the Acquiring Portfolio had [   ] shares outstanding.]

As of the Record Date, all of the shares of the Target Portfolio and the Acquiring Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct them as to how to vote Target Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the Target Portfolio or the Acquiring Portfolio.

Target Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
[To be filed by amendment.]

Acquiring Portfolio	Beneficial Owner Name*	Address	Shares/% Ownership
[To be filed by amendment.]

As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

[As of the Record Date, the Trustees and Officers of the Trust, each as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.]

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the Target Portfolio and the Acquiring Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in the Target Portfolio and the Acquiring Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the Target Portfolio for the years ended December 31, 2017 and 2016 and fiscal period from July 13, 2015 through December 31, 2015 were derived from the financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report on these financial statements is unqualified. The report of KPMG LLP, the Trust’s independent registered public accounting firm, for the year ended December 31, 2017 is included in the Trust’s Annual Report to Shareholders for the Target Portfolio, which report is available upon request.

The financial highlights for the Acquiring Portfolio for the years ended December 31, 2017, 2016 and 2015 and fiscal period from April 28, 2014 through December 31, 2014 were derived from the financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose report on these financial statements is unqualified. The report of KPMG LLP, the Trust’s independent registered public accounting firm, for the year ended December 31, 2017 is included in the Trust’s Annual Report to Shareholders for the Acquiring Portfolio, which report is available upon request.

AST Columbia Adaptive Risk Allocation Portfolio

	Year Ended December 31,		July 13, 2015(c) through December 31,
	2017	2016	2015
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$10.57	$9.64	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.07	0.10	0.05
Net realized and unrealized gain (loss) on investments	1.36	0.83	(0.41)
Total from investment operations	1.43	0.93	(0.36)
Net Asset Value, end of period	$12.00	$10.57	$9.64
Total Return(a)	13.53%	9.65%	(3.60)%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$20.3	$13.5	$6.9
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	1.18%	1.18%	1.22	%(e)
Expenses Before Waivers and/or Expense Reimbursement	2.02%	2.31%	4.62	%(e)
Net investment income (loss)	0.64%	0.96%	1.17	%(e)
Portfolio turnover rate	378%	345%	45	%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying funds in which the Target Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Annualized.

(f) Not annualized.

AST T. Rowe Price Diversified Real Growth Portfolio

	Year Ended December 31,			April 28, 2014(c) through December 31,
	2017	2016	2015	2014
Per Share Operating Performance:(d)
Net Asset Value, beginning of period	$11.14	$10.38	$10.40	$10.00
Income (Loss) From Investment Operations:
Net investment income (loss)	0.16	0.14	0.13	0.09
Net realized and unrealized gain (loss) on investments	1.91	0.62	(0.15)	0.31
Total from investment operations	2.07	0.76	(0.02)	0.40
Net Asset Value, end of period	$13.21	$11.14	$10.38	$10.40
Total Return(a)	18.58%	7.32%	(0.19)%	4.00%

Ratios/Supplemental Data:
Net assets, end of period (in millions)	$58.5	$40.6	$31.9	$14.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.99%	0.99%	0.99%	1.00	%(e)
Expenses Before Waivers and/or Expense Reimbursement	1.95%	2.17%	3.26%	7.00	%(e)
Net investment income (loss)	1.26%	1.36%	1.19%	1.21	%(e)
Portfolio turnover rate	44%	52%	49%	20	%(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions, if any, and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Does not include expenses of the underlying funds in which the Acquiring Portfolio invests.

(c) Commencement of operations.

(d) Calculated based on average shares outstanding during the period.

(e) Annualized.

(f) Not annualized.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Exhibits
A	Form of Plan of Reorganization
B	Summary Prospectus for the Acquiring Portfolio dated April 30, 2018

The above-described Summary Prospectus for the Acquiring Portfolio is part of this Prospectus/Proxy Statement and will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, the above-described Summary Prospectus for the Acquiring Portfolio will be included in the proxy solicitation mailing to shareholders. For purposes of this EDGAR filing, it was filed with the SEC via EDGAR under the Securities Act of 1933 on April 24, 2018, and is incorporated herein by reference.

[  -STMT]

Exhibit A

ADVANCED SERIES TRUST

FORM OF PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at 655 Broad Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the “Acquiring Portfolio”) and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this         day of        , 2018. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the “Assets”) shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Target Portfolio on the Closing date (as defined in Section 3, hereinafter the “Closing Date”). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio (“Target Portfolio Shares”) on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio’s Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the “Valuation Time”) using the valuation procedures set forth in AST’s current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the fourth decimal point as of the Valuation Time using the valuation procedures set forth in AST’s current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the “Closing”). The date of the Closing (the “Closing Date”) shall be January 28, 2019, or such other date as determined in writing by AST’s officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio’s Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio’s custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio’s account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the “1933 Act”).

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2017, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2018 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST’s Annual Report to Shareholders for the fiscal year ended December 31, 2017, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST’s Semi-Annual Report to Shareholders for the six-month period ended June 30, 2018 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio’s business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST’s Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST’s current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST’s Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST’s transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio’s respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio’s shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio’s Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder (“Registration Statement”), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders’ meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d) That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio’s shareholders all of such Target Portfolio’s investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(d)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Goodwin Procter LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio for U.S. federal income tax purposes.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(e)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio’s shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(f)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders’ fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Annuities Distributors, Inc. or its affiliates under the fee received from the Target Portfolio under its Rule 12b-1 plan.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by December 31, 2018, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST’s Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at 655 Broad Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST
on behalf of the Acquiring Portfolio listed in Schedule A
Attest: Kathleen DeNicholas,
By:
Assistant Secretary	Title:
ADVANCED SERIES TRUST
on behalf of the Target Portfolio listed in Schedule A
Attest: Kathleen DeNicholas,
By:
Assistant Secretary	Title:

Schedule A

Target Portfolio	Acquiring Portfolio
AST Columbia Adaptive Risk Allocation Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio

Exhibit B

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 6, 2018

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Dated September 5, 2018

655 Broad Street

Newark, New Jersey 07102

Reorganization of AST Columbia Adaptive Risk Allocation Portfolio into the AST T. Rowe Price Diversified Real Growth Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST Columbia Adaptive Risk Allocation Portfolio (the “Target Portfolio”), a series of the Advanced Series Trust (the “Trust” or “AST”), and the Prospectus of the AST T. Rowe Price Diversified Real Growth Portfolio (the “Acquiring Portfolio”, and together with the Target Portfolio, the “Portfolios”), a series of the Trust, dated September 5, 2018 (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the Target Portfolio’s assets to the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the Target Portfolio’s liabilities and the Acquiring Portfolio’s issuance to the Target Portfolio of shares of beneficial interest in the Acquiring Portfolio (the “Acquiring Portfolio Shares”). The Acquiring Portfolio Shares received by the Target Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the Target Portfolio shares that are outstanding immediately prior to such reorganization transaction. As a result of the Reorganization, the Target Portfolio will be completely liquidated and Contract owners will beneficially own shares of the Acquiring Portfolio having an aggregate value equal to their Target Portfolio shares. A vote in favor of the Plan by the shareholders of the Target Portfolio will constitute a vote in favor of the liquidation of the Target Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the Target Portfolio by the Acquiring Portfolio in exchange for the Acquiring Portfolio’s assumption of all of the liabilities of the Target Portfolio and the Acquiring Portfolio’s issuance of the Acquiring Portfolio Shares to the Target Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the Target Portfolio and the Acquiring Portfolio, and (iii) pro forma financial information relating to the Target Portfolio and the Acquiring Portfolio. Additional information relating to the Acquiring Portfolio is included in Exhibit A to this SAI. Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated September 5, 2018 (the “Trust SAI”), which is included in Exhibit B to this SAI. Those portions of the SAI of the Trust relating to the Target Portfolio are incorporated herein by reference.

Audited financial statements and accompanying notes for the Target Portfolio and the Acquiring Portfolio for the fiscal year ended December 31, 2017, and the independent auditors’ report thereon, dated February 23, 2018, are incorporated herein by reference from the Trust’s Annual Report to Shareholders of the Target Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization. You can request a copy of the Prospectus/Proxy Statement by calling 800-778-2255 or by writing to AST at 655 Broad Street, Newark, New Jersey 07102. In addition, a copy of the Prospectus/Proxy Statement is available on the internet at www.prudential.com/variableinsuranceportfolios. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding AST.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the Target Portfolio and the Acquiring Portfolio. Fundamental restrictions may not be changed by the Board without a majority vote of shareholders as required by the 1940 Act. Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable to the Target Portfolio and the Acquiring Portfolio

Under their fundamental investment restrictions, each of the Target Portfolio and the Acquiring Portfolio will not:

1)             Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, clearing listed options in a margin account, and obligations of either the Target Portfolio or the Acquiring Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2)             Underwrite securities issued by other persons, except to the extent that the Target Portfolio or the Acquiring Portfolio may be deemed to be an underwriter (within the meaning of the 1933 Act) in connection with the purchase and sale of portfolio securities.

3)             Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit either the Target Portfolio or the Acquiring Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4)             Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit either the Target Portfolio or the Acquiring Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5)             Make loans, except that each of the Target Portfolio and the Acquiring Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 331/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6)             Purchase any security if, as a result, more than 25% of the value of either the Target Portfolio’s or the Acquiring Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the US Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto).

7)             With respect to the Acquiring Portfolio and with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the US Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Acquiring Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the Acquiring Portfolio.

If a restriction on either the Target Portfolio’s or the Acquiring Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of the Target Portfolio’s or the Acquiring Portfolio’s assets invested in certain securities or other instruments, or change in average duration of its investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit either the Target Portfolio’s or the Acquiring Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), neither the Target Portfolio nor the Acquiring Portfolio will consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the Target Portfolio’s or the Acquiring Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), neither the Target Portfolio nor the Acquiring Portfolio will borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the Target Portfolio into the Acquiring Portfolio. The portfolio resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended June 30, 2018 is intended to present ratios and supplemental data as if the Reorganization had been consummated at July 1, 2017. Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2017 relating to the Target Portfolio and the Acquiring Portfolio which is on file with the SEC and is available at no charge.

For the 12-months ended June 30, 2018, the average daily net assets of the Target Portfolio were approximately $20.5 million, and the average daily net assets of the Acquiring Portfolio were approximately $57.7 million. The pro forma average daily net assets of the Combined Portfolio for the 12-months ended June 30, 2018 would have been approximately $78.2 million.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered public accounting firm. Each of these service providers has entered into an agreement with the Trust and PGIM Investments LLC (“PGIM Investments” or the “Manager”) on behalf of the Portfolios, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to the Portfolios.

The Target Portfolio and the Acquiring Portfolio are both managed by PGIM Investments. The subadviser for the Target Portfolio is Columbia Management Investment Advisers, LLC (“Columbia”) and the subadvisers for the Acquiring Portfolio are T. Rowe Price Associates, Inc., T. Rowe Price International, Ltd., T. Rowe Price Japan, Inc. and T. Rowe Price Hong Kong, Limited (collectively, “T. Rowe Price”).

The contractual investment management fee rates for the Target Portfolio and the Acquiring Portfolio are set forth below:

AST Columbia Adaptive Risk Allocation Portfolio

0.94% of average daily net assets to $300 million;
0.93% on next $200 million of average daily net assets;
0.92% on next $250 million of average daily net assets;
0.91% on next $2.5 billion of average daily net assets;
0.90% on next $2.75 billion of average daily net assets;
0.87% on next $4 billion of average daily net assets;
0.85% over $10 billion of average daily net assets

AST T. Rowe Price Diversified Real Growth Portfolio

0.7325% of average daily net assets to $300 million;
0.7225% on next $200 million of average daily net assets;
0.7125% on next $250 million of average daily net assets;
0.7025% on next $2.5 billion of average daily net assets;
0.6925% on next $2.75 billion of average daily net assets;
0.6625% on next $4 billion of average daily net assets;
0.6425% over $10 billion of average daily net assets

	Target Portfolio(1)			Acquiring Portfolio(2)			Combined Portfolio(3)
	Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets		Amount	Percentage of Average Net Assets
Management Fee	$192,555	0.94%		$422,449	0.73%		$572,449	0.73	%(4)
Distribution and/or Service Fees (l2b-l Fees)	51,211	0.25%		144,181	0.25%		195,392	0.25%
Other Expenses	156,317	0.76%		500,780	0.87%		547,050	0.70%
Acquired Fund Fees and Expenses	29,347	0.14%		34,784	0.06%		46,894	0.06%
Total Annual Portfolio Operating Expenses	429,430	2.09	%(5)	1,102,194	1.91	%(6)	1,361,785	1.74%
Fee Waiver and/or Expense Reimbursement*	(158,714)	(0.77)%		(496,636)	(0.86)%		(541,139)	(0.69)%
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	$270,716	1.32%		$605,558	1.05%		$820,646	1.05	%*

(1) Based on the average daily net assets of $20.5 million for the Target Portfolio for the 12-month period ended June 30, 2018.

(2) Based on the average daily net assets of $57.7 million for the Acquiring Portfolio for the 12-month period ended June 30, 2018.

(3) Assumes completion of the Reorganization on June 30, 2018.  The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $78.2 million (i.e., the average daily net assets for the Combined Portfolio for the 12-month period ended June 30, 2018).

(4) The contractual management fee for the Acquiring Portfolio is 0.7325% of average daily net assets to $300 million; 0.7225% on next $200 million of average daily net assets; 0.7125% on next $250 million of average daily net assets; 0.7025% on next $2.5 billion of average daily net assets; 0.6925% on next $2.75 billion of average daily net assets; 0.6625% on next $4 billion of average daily net assets; 0.6425% over $10 billion of average daily net assets. The same contractual management fee rates will apply to the Combined Portfolio.

(5) The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Target Portfolio so that the Target Portfolio’s investment management fee (after management fee waiver) and other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser, and excluding taxes, interest, brokerage commissions, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.28% of the Target Portfolio’s average daily net assets through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

(6) The Manager has contractually agreed to waive 0.010% of its investment management fee through June 30, 2020. In addition, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Acquiring Portfolio so that the Acquiring Portfolio’s investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Acquiring Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Acquiring Portfolio’s average daily net assets through June 30, 2020. These arrangements may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

* To the extent the Reorganization is approved, the Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Combined Portfolio so that the Combined Portfolio’s investment management fee plus other expenses (including net distribution fees, acquired fund fees and expenses due to investments in underlying portfolios of the Trust and underlying portfolios managed or subadvised by the subadviser) (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, and certain other Combined Portfolio expenses such as dividend and interest expense and broker charges on short sales, and any other acquired fund fees and expenses not mentioned above) do not exceed 1.050% of the Combined Portfolio’s average daily net assets through June 30, 2020. This arrangement may not be terminated or modified prior to June 30, 2020 without the prior approval of the Trust’s Board of Trustees. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

Prudential Annuities Distributors, Inc. (“PAD”) serves as the distributor of each portfolio of the Trust, including the Acquiring Portfolio and the Target Portfolio. PAD is an affiliate of PGIM Investments. For the 12-month period ended December 31, 2017, the 12b-1 fee paid by the Acquiring Portfolio to PAD was 0.25%. The distribution and service (12b-1) fee paid by the Acquiring Portfolio to PAD is intended to compensate PAD and its affiliates for various administrative services, including but not limited to the filing, printing and delivery of the Trust’s prospectus and statement of additional information, annual and semi-annual shareholder reports, and other required regulatory documents, responding to shareholder questions and inquiries relating to the Acquiring Portfolio, and related functions and services. In addition, pursuant to the 12b-1 Plan, the fee is intended to compensate PAD and its affiliates for various services rendered and expenses incurred in connection with activities intended to result in the sale or servicing of the shares of the Acquiring Portfolio.

The Other Expenses of each portfolio of the Trust are based on the average daily net assets of each portfolio as noted in the table above. Generally, as the asset size of a portfolio increases, the Other Expenses decrease. Given that the Combined Portfolio is expected to be larger than the Target Portfolio, the Other Expenses of the Combined Portfolio would have been lower than the Other Expenses of the Target Portfolio had the Reorganization occurred on June 30, 2018.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended.  The performance history of the Target Portfolio will terminate upon the completion of the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the Target Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the Target Portfolio’s holdings. The aggregate tax basis of the Acquiring Portfolio shares received by the shareholders of the Target Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the Target Portfolio shares held immediately before the Reorganization.

All costs incurred in entering into and carrying out the terms and conditions of the Reorganization, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing for this prospectus and proxy statement and related materials, will be paid by PAD under the Target Portfolio’s and Acquiring Portfolio’s Rule 12b-1 plan.

In connection with the Reorganization, there will be purchases and sales of securities. These transactions may result in costs, such as brokerage commissions. Any costs for transactions prior to the Reorganization will be borne by Target Portfolio shareholders and any costs for transactions after the Reorganization will be borne by Combined Portfolio shareholders.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating to AST T. Rowe Price Diversified Real Growth Portfolio

Introduction

The Trust SAI includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the Acquiring Portfolio. Additional information relating specifically to the Acquiring Portfolio is set forth in this Exhibit A to the SAI. The Trust SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for Acquiring Portfolio

The Manager has entered into subadvisory agreements with T. Rowe Price pursuant to which PGIM Investments (and not the Acquiring Portfolio) will pay T. Rowe Price the annualized fees shown below.

T. Rowe Price

0.40% of average daily net assets to $500 million;

0.375% on next $500 million of average daily net assets;

0.35% on next $2 billion of average daily net assets;

0.30% over $3 billion of average daily net assets

T. Rowe Price: T. Rowe Price has agreed to a contractual fee waiver arrangement that applies to the Acquiring Portfolio. Under this arrangement, T. Rowe Price will waive its subadvisory fee for the Acquiring Portfolio in an amount equal to the acquired fund subadvisory fee paid to T. Rowe Price for any portfolio affiliated with the Manager.  In addition, T. Rowe Price will waive its subadvisory fee for the Acquiring Portfolio in an amount equal to the management or subadvisory fee it receives for acquired funds that are affiliated with the Subadviser.  Notwithstanding the foregoing, the subadvisory fee waiver will not exceed 100% of the subadvisory fee.

T. Rowe Price has also agreed to a voluntary subadvisory fee waiver arrangement for the following Portfolios:

—Advanced Series Trust AST Advanced Strategies Portfolio

—Advanced Series Trust AST T. Rowe Price Asset Allocation Portfolio

—Advanced Series Trust AST T. Rowe Price Diversified Real Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Growth Opportunities Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Growth Portfolio

—Advanced Series Trust AST T. Rowe Price Large-Cap Value Portfolio

—Advanced Series Trust AST T. Rowe Price Natural Resources Portfolio

—The Prudential Series Fund Global Portfolio

T. Rowe Price has agreed to reduce the monthly subadvisory fee for each of the portfolios listed above (or the portion thereof subadvised by T. Rowe Price), including the Acquiring Portfolio, by the following percentages based on the combined average daily net assets of the listed portfolios (or the portion thereof subadvised by T. Rowe Price) and the assets of certain insurance company separate accounts managed by T. Rowe Price for the Retirement business of Prudential and its affiliates:

Combined Average Daily Net Assets up to $20 billion:

—2.5% fee reduction on combined assets up to $1 billion

—5.0% fee reduction on combined assets on the next $1.5 billion

—7.5% fee reduction on combined assets on the next $2.5 billion

—10.0% fee reduction on combined assets on the next $5.0 billion

—12.5% fee reduction on combined assets above $10.0 billion

Combined Average Daily Net Assets above $20 billion:

—12.5% fee reduction on combined assets up to $25 billion

—15.0% fee reduction on combined assets over $25 billion

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Share Ownership—Acquiring Portfolio

The following table sets forth information about the Acquiring Portfolio and accounts other than the Acquiring Portfolio for which the portfolio managers are primarily responsible for day-to-day portfolio management as of the most recently completed fiscal year. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The table also sets forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the portfolio managers as of [          , 2018.]

Subadviser	Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
T. Rowe Price	Charles M. Shriver, CFA
Toby M. Thompson, CFA, CAIA
[To be filed by amendment.]

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—Acquiring Portfolio

T. Rowe Price Associates, Inc.
T. Rowe Price International Ltd.
T. Rowe Price Japan, Inc.
T. Rowe Price Hong Kong Limited (collectively, T. Rowe Price)

PORTFOLIO MANAGER COMPENSATION STRUCTURE. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors:

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform; working effectively with and mentoring others; and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

CONFLICTS OF INTEREST. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under the “Portfolio Manager Compensation” above, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short (either directly or through derivatives, such as total return equity swaps) for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds and other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated April 30, 2018

The Statement of Additional Information of Advanced Series Trust, dated April 30, 2018 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI. For purposes of this EDGAR filing it was filed with the SEC via EDGAR pursuant to Rule 485(b) under the Securities Act of 1933 on April 17, 2018 and is incorporated herein by reference.

PART C

OTHER INFORMATION

ITEM 15.   Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees, or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Subadvisers’ indemnification of the Manager and its affiliated and controlling persons, and the Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Subadvisory Agreement filed herewith or incorporated by reference herein. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.   Exhibits

(1)(a) Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(1)(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2) By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3) None

(4) The form of Plan of Reorganization for the reorganization of AST Columbia Adaptive Risk Allocation Portfolio and AST T. Rowe Price Diversified Real Growth Portfolio, each a series of the Trust, is included as Exhibit A to the combined Prospectus and Proxy Statement contained in this Registration Statement on Form N-14.

(5) None.

(6)(a) Investment Management Agreement among the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(6)(b) Amended Fee Schedule to Investment Management Agreement among the Registrant and Prudential Investments LLC (now known as PGIM Investments LLC). Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.

(6)(d) Contractual investment management fee waiver and/or contractual expense cap for AST T. Rowe Price Diversified Real Growth Portfolio. To be filed by subsequent amendment.

(6)(e) Subadvisory Agreement between Prudential Investments LLC (now known as PGIM Investments LLC), and Columbia Management Investment Advisers, LLC for the AST Columbia Adaptive Risk Allocation Portfolio. Filed as an exhibit to Post-Effective Amendment No. 136 to Registration Statement, which Amendment was filed via EDGAR on July 7, 2015, and is incorporated herein by reference.

(6)(f) Subadvisory Agreement among AST Investment Services, Inc., Prudential Investments LLC (now known as PGIM Investments LLC), T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price International Ltd. — Tokyo (now known as T. Rowe Price Japan, Inc.) and T. Rowe Price Hong Kong Limited for the AST T. Rowe Price Diversified Real Growth Portfolio. Filed as an exhibit to Post-Effective Amendment No. 123 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2014, and is incorporated herein by reference.

(7)(a) Distribution Agreement for the shares of each Portfolio of the Registrant, between Prudential Annuities Distributors, Inc. and the Registrant. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.

(7)(b) Sales Agreement between Registrant and American Skandia Life Assurance Corporation. Filed as an Exhibit to Post-Effective Amendment No. 25 to Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(7)(c) Sales Agreement between Registrant and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 20 to Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(7)(d) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.

(8) None.

(9)(a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company. Filed as an Exhibit to Post-Effective Amendment No. 58 to Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(9)(b) Custody Agreement between the Registrant and The Bank of New York dated November 7, 2002, as amended, incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund filed via EDGAR on July 1, 2005 (File No. 33-10649).

(9)(c) Amendment to the Custody Agreement between the Registrant and The Bank of New York Mellon. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.

(10) Shareholder Services and Distribution Plan. Filed as an exhibit to Post-Effective Amendment No. 158 to Registration Statement, which Amendment was filed via EDGAR on April 17, 2018, and is incorporated herein by reference.

(11) Opinion and Consent of Goodwin Procter LLP, counsel for Registrant.  Filed herewith.

(12) Form of Opinion and Consent of Goodwin Procter LLP, counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13)(a) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc., dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on July 1, 2007 (File No. 33-10649).

(13)(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company. Filed as an Exhibit to Post-Effective Amendment No. 21 to Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(13)(c) Amended and Restated Participation Agreement dated June 8, 2005 among American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated), Prudential Investments LLC (now PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(d) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Prudential Annuities Life Assurance Corporation, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now PGIM Investments LLC), Prudential Annuities Distributors, Inc. and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(e) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Incorporated)., Prudential Investments LLC (now PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(f) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company of New Jersey, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(g) Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Incorporated (now AST Investment Services, Inc.), Prudential Investments LLC (now PGIM Investments LLC) , American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14, which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(13)(h) Amendment dated February 25, 2013 to the Amended and Restated Participation Agreement dated June 8, 2005 among Pruco Life Insurance Company, Advanced Series Trust, AST Investment Services, Inc., Prudential Investments LLC (now PGIM Investments LLC), Prudential Annuities Distributors, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(i) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust (now Advanced Series Trust), American Skandia Investment Services, Inc. (now AST Investment Services, Inc.), Prudential Investments LLC (now PGIM Investments LLC), American Skandia Marketing, Inc. (now Prudential Annuities Distributors, Inc.), and Prudential Investment Management Services LLC. Filed

as an exhibit to Post-Effective Amendment No. 74 to Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(13)(j) Participation Agreement among Prudential Retirement Insurance & Annuity Company, Advanced Series Trust, Prudential Investments LLC (now PGIM Investments LLC) and AST Investment Services, Inc.  Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(13)(k) Participation Agreement among the Prudential Insurance Company of America, Advanced Series Trust, Prudential Investments LLC (now PGIM Investments LLC) and AST Investment Services, Inc.  Filed as an exhibit to Post-Effective Amendment No. 116 to Registration Statement, which Amendment was filed via EDGAR on April 18, 2013, and is incorporated herein by reference.

(14) Consent of Independent Registered Public Accounting Firm.  Filed herewith.

(15) None.

(16) Power of Attorney. Filed herewith.

(17) Form of voting instruction card. Filed herewith.

ITEM 17.   Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 6th day of August, 2018.

ADVANCED SERIES TRUST

/s/ Timothy Cronin
Timothy Cronin*
President

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 6th day of August, 2018.

Signature		Title	Date

/s/ Timothy S. Cronin*		President and Principal Executive Officer
Timothy S. Cronin

/s/ Susan Davenport Austin*		Trustee
Susan Davenport Austin

/s/ Sherry S. Barrat*		Trustee
Sherry S. Barrat

/s/ Jessica M. Bibliowicz*		Trustee
Jessica M. Bibliowicz

/s/ Kay Ryan Booth*		Trustee
Kay Ryan Booth

/s/ Stephen M. Chipman*		Trustee
Stephen M. Chipman

/s/ Robert F. Gunia*		Trustee
Robert F. Gunia

/s/ Thomas T. Mooney*		Trustee
Thomas T. Mooney

/s/ Thomas M. O’Brien*		Trustee
Thomas M. O’Brien

/s/ Brian D. Nee		Treasurer, Principal Financial and Accounting Officer
Brian D. Nee

*By:	/s/ Kathleen DeNicholas	Attorney-in-Fact	August 6, 2018

*	Pursuant to Powers of Attorney filed herein as Exhibit.

Exhibits

Table of Contents

Exhibit Number	Description

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Goodwin Procter LLP, counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust.

(16)	Power of Attorney.

(17)	Form of voting instruction card.